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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2006

TRANSMONTAIGNE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11763	06-1052062
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1670 Broadway, Suite 3100, Denver, CO 80202
(Address of principal executive offices)

Registrant's telephone number, including area code: 303-626-8200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.—Other Events.

        On March 27, 2006, TransMontaigne Inc. announced that it had entered into a definitive Agreement and Plan of Merger with SemGroup, L.P. ("SemGroup"), SemGroup Holding, L.L.C., of which SemGroup is the sole member ("Parent"), and TMG Acquisition Company, which is a wholly-owned subsidiary of Parent ("Merger Co"). The merger agreement has been approved by our Board of Directors. On the closing date of the merger, all issued and outstanding shares of our common stock, including our outstanding Series B Convertible Preferred Stock, on an as-converted basis, will be exchanged for $9.75 per share in cash. Upon completion of the merger, TransMontaigne will become a privately-held company and its common stock will no longer be traded on the New York Stock Exchange.

        Additional information describing the terms of the merger agreement is included in TransMontaigne's press release dated March 27, 2006, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information and Where to Find It

        We will solicit the required stockholder approval of the merger agreement by means of a proxy statement, which will be mailed to our stockholders upon the completion of the required Securities and Exchange Commission ("SEC") filing and review process. The proxy statement we plan to file with the SEC and mail to our stockholders will contain information about us, the proposed merger and related matters. Stockholders are urged to read the proxy statement carefully when it is available, as it will contain important information that stockholders should consider before making a decision about the merger agreement. In addition to receiving the proxy statement from us by mail, stockholders also will be able to obtain the proxy statement, as well as other filings containing information about TransMontaigne, without charge, from the Securities and Exchange Commission's website (http://www.sec.gov) or, without charge, from us at http://www.transmontaigne.com. This announcement is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of TransMontaigne. We and our executive officers and directors may be deemed to be participants in the solicitation of proxies from our stockholders with respect to the proposed merger. Information regarding any interests that our executive officers and directors may have in the transaction will be set forth in the proxy statement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d)
Exhibits.

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Inc. press release, dated March 27, 2006.

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE INC.
Date: March 27, 2006	By:	/s/ RANDALL J. LARSON Randall J. Larson Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	TransMontaigne Inc. press release, dated March 27, 2006.

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  Item 8.01.—Other Events.
  Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Exhibit Index